                                                                    EXHIBIT 99.2

                             LOAN PURCHASE AGREEMENT
                              (SERVICING RELEASED)

     THIS LOAN PURCHASE AGREEMENT, is made and entered into as of September 28, 2006, (hereinafter referred to as the "Agreement"), by and between Monroe Bank & Trust and its wholly-owned operating subsidiary, MBT Credit Company, Inc., as sellers (hereinafter collectively referred to as "Seller"), and FirstVal 1, Ltd. and FirstVal Properties 1, Ltd., as buyers (hereinafter collectively referred to as "Buyer", or when referring to Real Estate Owned, such reference to Buyer shall be limited to only FirstVal Properties 1, Ltd. and when referring to all Loans, other than Real Estate Owned, such reference shall be limited only to FirstVal 1, Ltd.).

     In consideration of the premises and of the mutual agreements contained herein, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, on a whole loan basis, servicing released, certain Loans as described herein.

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. All words and phrases shall have the respective meanings specified in this Article I for all purposes of this Agreement.

     "Adjustment Payment" means an amount determined by multiplying (a) the difference between (i) the Legal Balance of the Loan as of the Cut-Off Date as set forth on the Loan Schedule, and (ii) the actual Legal Balance of a Loan as of the Cut-Off Date, by (b) the Purchase Price Percentage for that Loan.

     "Assignment of Mortgage" means, with respect to a Mortgage, an assignment of the Mortgage in recordable form, notice of transfer, or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale and assignment of all of Seller's right, title and interest in and to the Mortgage to Buyer, to be prepared and executed by Seller in connection with each Loan purchased by Buyer hereunder that is secured by a Mortgage.

     "Assignment of Security Document" means, with respect to a Security Document, an assignment of the Security Document, notice of transfer, or equivalent instrument sufficient under applicable law to reflect the sale and assignment of all of Seller's right, title, and interest in and to the related Collateral to Buyer, to be prepared and executed by Seller in connection with each Loan purchased by Buyer hereunder that is secured by Collateral.

     "Borrower" means, with respect to a Note, the person(s) obligated to repay and perform any other obligations pursuant to the Note.

     "Closing Date" means the date on which the Loans shall be conveyed, as mutually agreed to by Seller and Buyer and set forth in the Purchase Commitment/Settlement, but not later than [September 30, 2006].

     "Collateral" means the underlying personal property, if any, securing a Loan, including all proceeds thereof.

     "Collateral Schedule" means the schedule, either in written or electronic form, attached to the related Purchase Commitment/Settlement and delivered by Seller to Buyer, which identifies: the property address of each parcel of Mortgaged Property and Real Estate Owned; a description of each item of personal property serving as Collateral; the Loan or Loans (as identified by the Seller account number) with respect to which the Mortgaged Property, Real Estate Owned and/or Collateral provide security; and the priority interest of the Collateral and Mortgaged Properties with respect to each Loan for which they respectively provide security.

     "Custodial Loan File" means, with respect to a Loan, the file containing the Loan Documents listed in Section 4.2(a) below.

     "Cut-Off Date" is August 31, 2006.

     "Legal Balance" means the Legal Balance as indicated on the Loan Schedule.

     "Loan" means an individual loan sold by Seller and purchased by Buyer pursuant to this Agreement that is identified in the Loan Schedule attached to the Purchase Commitment/Settlement delivered on or prior to the Closing Date, which loan includes the rights and obligations of a holder thereof and payments and proceeds received therefrom.

     "Loan Documents" means with respect to a Loan, the originals or certified copies of all of the agreements, certificates, legal opinions or other documents evidencing or related to such Loan, including the original Note, the original or certified copy of the recorded Mortgage and Assignment of Mortgage (if the Loan is secured by a Mortgage), the original or certified copy of all Security Document(s) and all Assignment(s) of Security Document (if the Loan is secured by Collateral), any other security documents, the Loan application, the Borrower's credit report, and the title report for the related Mortgaged Property (if the Loan is secured by a Mortgage).

     "Loan Schedule" means the schedule, either in written or electronic form, attached to the related Purchase Commitment/Settlement and delivered by Seller to Buyer, which identifies the Loans being sold by Seller to Buyer pursuant to this Agreement, and includes certain information regarding such Loans as of the Cut-Off Date specified therein. The information to be provided shall include the name of the Borrower, Seller's account number, the Legal Balance, the Purchase Price Percentage, and the Purchase Price.

     "Modified Loan," as used in Section 3.3 of this Agreement. means any Loan with respect to which the terms of the underlying Note, the related Mortgage (if any), and/or the related Security Document (if any) have been impaired, waived, altered or modified in any material adverse respect by Buyer, or the release of any collateral identified on the Collateral Schedule, since the Closing Date.

     "Mortgage" means, with respect to a Loan secured by a Mortgage, the instrument, including a mortgage or deed of trust, securing such Loan that creates a lien on the related Mortgaged Property.

     "Mortgaged Property" means the underlying real property, if any, securing a Loan, including all improvements thereon.

     "Note" means, with respect to a Loan, the promissory note or other evidence of the obligation to repay such Loan.

     "Purchase Commitment/Settlement" means a settlement statement, substantially in the form of Exhibit A attached hereto, by and between Seller and Buyer pursuant to which Seller agrees to sell and Buyer agrees to purchase Loans pursuant to this Agreement that are identified on the Loan Schedule attached to such settlement statement.

     "Purchase Price Amount" means the dollar amount paid by Buyer for each Loan, as identified on the Loan Schedule.

     "Purchase Price Percentage" means, with respect to a Loan, and as agreed to by Seller and Buyer, the price, expressed as a percentage, paid for such Loan as set forth in the related Purchase Commitment/Settlement, without any adjustment for any accrued interest, expenses or fees.

     "Real Estate Owned" means real property acquired by Seller before the Closing Date by foreclosure or other means, and which is being sold by Seller and purchased by Buyer pursuant to this Agreement, as identified in the Loan Schedule attached to the related Purchase Commitment/Settlement. The Legal Balance indicated in the Purchase Commitment/Settlement for each parcel of Real Estate Owned is the most recent appraised value thereof contained in Seller's files.

     "Security Document" means, with respect to a Loan secured by Collateral, the security agreement and/or other documents and instruments, if any, that grant a security interest in the Collateral to Seller.

     "Servicer" means any party who has agreed to service the Loans on behalf of Buyer.

     "Servicing Loan File" means, with respect to a Loan, the file containing originals or copies of all Loan Documents, except for those Loan Documents included in the related Custodial Loan File.

     "Servicing Transfer Date" means the date on which the servicing functions for Loans shall be transferred from Seller to Buyer, as set forth in the related Purchase Commitment/Settlement; the Servicing Transfer Date shall be the Closing Date for any Loan other than a Loan that is subject to the Real Estate Settlement Procedures Act.

                                   ARTICLE II
                         PURCHASE AND SALE OF THE LOANS

     SECTION 2.1 AGREEMENT TO SELL AND PURCHASE THE LOANS. On the Closing Date, and in consideration for the payment of the Purchase Price by Buyer to Seller, Seller agrees to sell, transfer, assign and convey to Buyer, and Buyer agrees to purchase and assume from Seller, all the right, obligations, title and interest of Seller in and to (i) the Loans set forth in the related Loan Schedule, including the security interests created by the related Mortgages and Security Documents, as applicable, (ii) all payments on and collections from such Loans that are received after the applicable Cut-Off Date, (iii) all rights and benefits of Seller with respect to any title, flood and fire, hazard and extended coverage insurance policies that insure any related Mortgaged Properties or Collateral, as applicable, (iv) the related Loan Documents, including the Custodial Loan Files and Servicing Loan Files, (v) the servicing of the Loans, (vi) the Real Estate Owned set forth in the related Loan Schedule, and (vii) all proceeds in any way derived from any of the foregoing, all upon the terms and conditions set forth herein.

     On the Closing Date, and in consideration for the sale, transfer, assignment, and conveyance of the Loans by Buyer, Buyer hereby agrees to assume from Seller all obligations to be performed in connection with the Loans arising after the Closing Date, including (subject to Section 2.2(b) below) the servicing of such Loans.

     All payments received by Seller for the Loans after the Cut-Off Date shall belong to Buyer and shall be sent by Seller to Buyer within five (5) business days of Seller's receipt of any such payments.

     SECTION 2.2 RELEASE AND TRANSFER OF SERVICING.

     (a) SERVICING RELEASED. On the Closing Date, Seller shall sell and convey the Loans to Buyer on a whole loan basis with servicing released to Buyer.

     (b) SERVICING AGREEMENT. Seller agrees to service the Loans for the period of time starting on the Closing Date and ending at the close of business on the Servicing Transfer Date. Seller agrees to service the Loans sold to Buyer in the manner that is consistent with the servicing practices of a prudent mortgage lending institution, in accordance with applicable law, and for the benefit of Buyer. Seller shall advise Buyer of any action necessary during such time period to enforce the Buyer's rights pursuant to such Loans. Upon completion of servicing the Loans by Seller pursuant to this Section, Seller shall cause a report to be produced reflecting all collections of interest and principal on the Loans during the period from the Closing Date through the Servicing Transfer Date. Seller shall distribute to Buyer all of the amounts collected or received during such period. Any payments or proceeds received by Seller during this interim service period shall be held for the benefit of Buyer. As of the close of business on the Servicing Transfer Date, the collection and receipt of all proceeds, interest and principal due on the Loans and actual performance of servicing shall pass to Buyer, and Seller shall be discharged from all duties and obligations arising from such servicing and otherwise with respect to the Loans. If Seller receives any proceeds or payments for the Loans after the Servicing Transfer Date, Seller shall hold the same in trust for Buyer to be distributed within five (5) business days of receipt to Buyer. After the close of business on the Servicing Transfer Date, Seller shall have no further responsibility to service the Loans.

     SECTION 2.3 ESCROW. From the Closing Date through the Servicing Transfer Date, Seller shall continue to fund escrows in accordance with its past servicing practices and in accordance with applicable law, and all collected and undisbursed escrow balance amounts relating to the Loans shall be held by Seller in trust for Buyer. Seller shall pay over and/or deliver such collected and undisbursed amounts to Buyer within two (2) business days following the Servicing Transfer Date.

     SECTION 2.4 EXPENSES. Seller shall be responsible for all expenses of servicing the Loans through the close of business on the Cut-Off Date. If Real Estate Owned is included, Seller shall be responsible for all property taxes and assessments against the property that have been billed through the close of business on the Cut-Off Date; provided, however, that if any assessments are amortized and capable of being paid in installments, Seller shall only be responsible for the payment of installments due and payable through the close of business on the Cut-Off Date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. As of the Closing Date and as an inducement to Buyer to purchase the Loans on such Closing Date, Seller represents and warrants to Buyer that:

     (a) ORGANIZATION; AUTHORITY. Seller is a state chartered bank, duly organized, validly existing and in good standing under the laws of the State of Michigan. Seller is duly qualified and in good standing to transact business, and possesses all requisite authority, power, licenses, permits and franchises to execute, deliver and comply with its obligations under this Agreement. The execution, delivery and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action, and do not require the consent of or approval of any other agency, person or entity.

     (b) LOANS. With respect to each Loan being purchased by Buyer, the representations and warranties set forth in Exhibit B attached hereto are hereby incorporated herein by reference. Except for the representations and warranties set forth in Exhibit B and except for the specific remedies set forth in Section
3.3 below, Seller is selling the Loans to Buyer on an AS IS, WHERE IS basis, without recourse.

     SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF BUYER. As of the Closing Date and as an inducement to Seller to sell the Loans on such Closing Date, Buyer represents and warrants to Seller that Buyer is a limited partnership, duly organized, validly existing, and in good standing under laws of the State of Texas. Buyer is duly qualified and in good standing to transact business and possesses all requisite authority, power, licenses, permits, and franchises to execute, deliver, and comply with its obligations under this Agreement. The execution, delivery, and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action and do not require the consent of or approval of any other agency, person, or entity.

     SECTION 3.3 REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 3.1(b) above shall survive the sale of the Loans to Buyer for six (6) months after the Closing Date and shall inure to the benefit of Buyer, notwithstanding any restrictive or qualified endorsement on any Note, Assignment of Mortgage, or Assignment of Security Document or Buyer's examination or failure to examine any Loan Documents. Buyer shall give prompt written notice to Seller of a breach of any such representations and warranties by Seller. For a period of six (6) months following the Closing Date related to the purchase of a Loan, if any representation and warranty made by Seller in Section 3.1(b) above with respect to such Loan was untrue or incorrect in any material respect as of the date made (a "Defect"), then Seller shall, as to any breach of the representation and warranty by reason of the Legal Balance of the Loan as of the Cut-Off Date not being true and correct, pay to the Buyer the Adjustment Payment, and, as to any other breach of a representation or warranty, at Buyer's option, either (i) cure such Defect within a period of sixty (60) days from the time it discovers or receives notice from Buyer of the existence of such Defect, provided that Seller and Buyer can agree as to the cure to be provided, or (ii) repurchase any Loan from Buyer that is not a Modified Loan at a price equal to the Purchase Price Amount Buyer paid for the Loan less the sum of any payments received by Buyer in relation to the Loan since the Cut-Off Date, or repurchase any modified Loan from Buyer on such terms as are reasonably acceptable to both Buyer and Seller. The repurchase proceeds for a Loan repurchased pursuant to this Section shall be remitted by Seller on the date of repurchase as instructed by Buyer, with notice to Buyer of the amount of such remittance and the Loan concerned. With respect to each such repurchase, Buyer shall execute such assignments (in recordable form, if appropriate) of all of its right, title, and interest in the Loans being repurchased, as may be reasonably requested by Seller.

                                   ARTICLE IV
                          CLOSING OF PURCHASE OF LOANS

     SECTION 4.1 PAYMENT. On the Closing Date, and in consideration for the sale of the Loans by Seller on such Closing Date, Buyer shall pay to Seller the amount of the aggregate Purchase Price with respect to the Loans being sold on such Closing Date by wire transfer of immediately available funds to the bank account that is designated by Seller in the related Purchase Commitment/Settlement. The payment of such aggregate Purchase Price by Buyer shall be subject to the satisfaction of all of the conditions precedent set forth in Section 4.3 hereof.

     SECTION 4.2 ASSIGNMENT AND DELIVERY OF LOAN DOCUMENTS.

     (a) CUSTODIAL LOAN FILE. On the Closing Date, Seller shall deliver to the Buyer, or its designated custodian, the Custodial Loan File with respect to each Loan sold to Buyer on such Closing Date, which shall include the following Loan
Documents:

          (i) The original Note, or, if not available, a lost note affidavit, endorsed to the order of Buyer and signed, by facsimile or manual signature, in the name of Seller by an authorized officer of Seller,;

          (ii) If the Loan is secured by a Mortgage: (A) the original Mortgage, with evidence of recording thereon, or a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or retained by the public recording office, and (B) the original Assignment of Mortgage from Seller to Buyer;

          (iii) If the Loan is secured by Collateral: (A) all Security Documents or, if any original Security Document has been lost, a copy of such Security Document certified as being a true copy to the best knowledge of an authorized officer of Seller, and (B) the original Assignment of Security Document from Seller to Buyer; and

          (iv) If applicable, either: (A) originals of all recorded intervening assignments, if any, showing the ultimate transfer of title from the originator to Seller, (with evidence of recording thereon, if applicable), or (B) copies of any recorded assignments certified by the public recording office in any instances where the original recorded assignments have been lost or retained by the public recording office.

     (b) SERVICING LOAN FILE. On the Servicing Transfer Date, all Loan Documents (other than the Custodial Loan File) with respect to the related Loans shall be included in the Servicing Loan Files for such Loans and be delivered by Seller to Buyer, or to Buyer's designated Servicer on behalf of Buyer.

     SECTION 4.3 ADDITIONAL CONDITIONS TO CLOSING. Buyer's obligation to consummate the purchase of the Loans that are being sold on the Closing Date pursuant to this Agreement shall be subject to the satisfaction of the following conditions:

          (i) The related Purchase Commitment/Settlement shall have been entered into between Seller and Buyer;

          (ii) If requested in writing by Buyer, Buyer shall have received, at least one (1) business day prior to the related Closing Date, the expected final Loan Schedule on magnetic tape or disk in computer-readable form; and

          (iii) Seller shall provide to Buyer the Loan and Collateral Schedules.

     Seller's obligation to consummate the sale of the Loans and any Real Estate Owned being sold on the Closing Date pursuant to this Agreement shall be subject to the satisfaction of the following conditions:

          (i) The related Purchase Commitment/Settlement shall have been entered into between Seller and Buyer; and

          (ii) Seller shall have received the aggregate Purchase Price for the Loans from Buyer.

     SECTION 4.4 PREPARATION OF FORMS 1098 AND 1099. Seller shall prepare and distribute to each Borrower, in the name of Seller, forms relating to interest paid by the Borrower on the related Loan and, to the extent that moneys are paid to such Borrower, forms relating to interest paid to the Borrower, and shall report the same to the Internal Revenue Service with respect to the periods prior to and including the Servicing Transfer Date. Buyer shall prepare and distribute to each Borrower, in the name of Buyer, forms related to interest paid by the Borrower on the related Loan and, to the extent that monies are paid to such Borrower, forms relating to interest paid to the Borrower, and shall report the same to the Internal Revenue Service with respect to the periods after the Servicing Transfer Date.

     SECTION 4.5 TRANSFER OF REAL ESTATE OWNED. Subject to the conditions set forth in Section 4.3 above, on the Closing Date, Seller shall execute and deliver to Buyer a covenant deed for Real Estate Owned being sold to Buyer, which deed shall provide that the Real Estate Owned is being transferred in its "as is" condition, without any representations or warranties of any kind and subject to all existing liens, restrictions, and other encumbrances of title. Seller makes no representations or warranties of any nature to Buyer with respect to such Real Estate Owned.

     SECTION 4.6 ADDITIONAL DELIVERIES. Seller and Buyer agree to execute, acknowledge where appropriate and deliver, or cause to be executed, acknowledged where appropriate and delivered, such other further instruments and documents and take such other actions as the other may reasonably request to carry out the intents and purposes of this Agreement and to effectuate the transfer of the Loans and Real Estate Owned. In addition, Buyer agrees to promptly provide Seller, at Seller's expense, with copies of any Loan Documents then in the possession of Buyer which are reasonably necessary to allow Seller to respond to or defend against, any claim, suit or other proceeding brought against Seller by a third party in connection with any Loan.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

     SECTION 5.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to conflict of laws rules or principles.

     SECTION 5.2 ASSIGNMENT. Seller acknowledges that, after the Closing Date, Buyer may transfer any Loan at any time. Additionally, Seller acknowledges and agrees that the Buyer may assign its rights and duties under this Agreement to an entity (the "Assignee") of which the sole owners are (i) FirstCity Commercial Corporation, or an entity of which all of the equity is owned directly or indirectly by FirstCity Commercial Corporation and/or (ii) Carval Investors, an entity affiliated with Cargill Financial Services Corporation. Only the Buyer or the Assignee will be liable or responsible for the duties and obligations under this Agreement. All of the terms of this Agreement shall be binding upon and inure to the benefit of Buyer and Seller and their respective successors and assigns.

     SECTION 5.3 NOTICES. All notices, requests and other communications hereunder shall be in writing and be deemed to have been given when sent and received by fax transmission (if receipt by the named recipient is confirmed by telephone or if a copy is delivered by overnight courier service the next day) or by overnight courier service (all fees prepaid) to the address of the recipient party as set forth under such party's name on the signature page below. Buyer or Seller may designate, by notice given hereunder, any further or different address to which subsequent notices, certificates and other communications shall be sent.

     SECTION 5.4 INTEGRATED AGREEMENT. This Agreement and the documents, instruments and agreements executed and delivered pursuant to this Agreement, constitute the entire agreement between the parties with respect to the subject of the transactions contemplated hereby and supersede all prior letters or agreements with respect thereto.

     IN WITNESS WHEREOF, each of the undersigned parties has caused to be duly executed in its name by its duly authorized officer this Loan Purchase Agreement as of the date set forth in the opening paragraph.

                                        MONROE BANK & TRUST, AS SELLER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address: 102 E. Front Street
                                                  Monroe, Michigan 48161
                                        Attention: Mr. Thomas G. Myers, EVP
                                        Fax:   734-242-1822
                                        Phone: 734-240-2513
                                        Email: tom.myers@mbandt.com


                                        MBT CREDIT COMPANY, INC., AS SELLER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address: 102 E. Front Street
                                                 Monroe, Michigan 48161
                                        Attention: Mr. Thomas G. Myers, EVP
                                        Fax:   734-242-1822
                                        Phone: 734-240-2513
                                        Email: tom.myers@mbandt.com


                                        FIRSTVAL 1, LTD., AS BUYER
                                        By: FIRSTVAL 1 GP CORP.,
                                        ITS GENERAL PARTNER AS BUYER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address: P.O. Box 8216 (mail)
                                                 Waco, Texas 76714-8216
                                                 6400 Imperial Drive
                                                 (delivery only)
                                                 Waco, Texas 76712
                                        Attention: Legal Department
                                        Fax:   254-761-2953
                                        Phone: 254-761-2920
                                        Email: rvanderw@fcfc.com

                                        FIRSTVAL PROPERTIES 1, LTD., AS BUYER

                                        By: FIRSTVAL PROPERTIES 1 GP CORP.,
                                        ITS GENERAL PARTNER, AS BUYER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address: P.O. Box 8216 (mail)
                                                 Waco, Texas 76714-8216
                                                 6400 Imperial Drive
                                                 (delivery only)
                                                 Waco, Texas  76712
                                        Attention: Legal Department
                                        Fax:   254-761-2953
                                        Phone: 254-761-2920
                                        Email: rvanderw@fcfc.com

                                    EXHIBIT A

                         PURCHASE COMMITMENT/SETTLEMENT

FirstVal 1, Ltd., as Buyer
P.O. Box 8216 (mail)
Waco, Texas 76714-8216
6400 Imperial Drive (delivery only)
Waco, Texas 76712

     Re: LOAN PURCHASE AGREEMENT DATED AS OF SEPTEMBER 28, 2006 (THE "AGREEMENT") BY AND BETWEEN MONROE BANK & TRUST AND MBT CREDIT COMPANY, INC., AS SELLER, AND FIRSTVAL 1, LTD. AND FIRSTVAL PROPERTIES 1, LTD., AS BUYER

     Pursuant to the Agreement, Seller hereby requests that Buyer purchase the Loans described herein as follows:

                           Closing Date:   September 28, 2006
                 Servicing Transfer Date
                  (RESPA covered loans):   October 16, 2006
                 Servicing Transfer Date
              (Non-RESPA covered loans):   September 28, 2006
                           Cut-Off Date:   August 31, 2006
                                  Loans:   See attached Loan Schedule
Aggregate Legal Balance at Cut-Off Date:   $28,397,522.78
              Purchase Price Percentage:   See attached Loan Schedule
                   Total Purchase Price:   $14,253,774
             Wire Transfer Instructions:   Monroe Bank & Trust
                                           ABA: 072402157
                                           Attention: John Skibski

     Seller hereby agrees that the Loans described herein shall comply with the representations, warranties and covenants set forth in the Agreement, subject to the terms and conditions of the Agreement. On the Closing Date and upon receipt by Seller or its agent of the aggregate Purchase Price for such Loans by wire transfer of immediately available funds to the bank account set forth above, Seller hereby sells, transfers, assigns and conveys to Buyer all of the right, title and interest of Seller in and to such Loans, and Seller agrees to transfer and deliver to Buyer or its custodian the Loan Documents for such Loans as required under the Agreement.

     Subject to the terms of the Agreement, please confirm the agreement of Buyer to purchase the Loans described herein (i) by signing this original and two duplicate originals of this Purchase Commitment/Settlement, without any changes made by Buyer, and (ii) by delivering by fax a copy of an executed original hereof, with confirmation sent by the delivery of two duplicate originals by overnight courier to the undersigned.

     IN WITNESS WHEREOF, the undersigned, as a duly authorized officer and on behalf of Monroe Bank & Trust, as Seller, has executed this Purchase Commitment/Settlement.

                                        Monroe Bank & Trust, as Seller


Dated: September 28, 2006               By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the undersigned, as a duly authorized officer and on behalf of MBT Credit Company, Inc., as Seller, has executed this Purchase Commitment/Settlement.

                                        MBT Credit Company, Inc., as Seller


Dated: September 28, 2006               By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the undersigned hereby agrees to the purchase of the Loans set forth in the attached Loan Schedule and agrees to assume all obligations to be performed in connection with the Loans arising after the Closing Date set forth above, all in accordance with and subject to the terms and conditions of the Agreement.

                                        FirstVal 1, Ltd., as Buyer

                                        By: FirstVal 1 GP Corp.,
                                        its general partner


Dated: September 28, 2006               By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the undersigned hereby agrees to the purchase of the Real Estate Owned set forth in the attached Loan Schedule and agrees to assume all obligations to be performed in connection with the Real Estate Owned arising after the Closing Date set forth above, all in accordance with and subject to the terms and conditions of the Agreement.

                                        FirstVal Properties 1, Ltd., as Buyer

                                        By: FirstVal Properties 1 GP Corp.,
                                        its general partner


Dated: September 28, 2006               By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

LOAN SCHEDULE

COLLATERAL SCHEDULE

                                    EXHIBIT B

                       LOAN REPRESENTATIONS AND WARRANTIES

     Reference is hereby made to the Loan Purchase Agreement dated as of September 28, 2006 (the "Agreement"), between Monroe Bank & Trust and its wholly-owned operating subsidiary, MBT Credit Company, Inc., collectively as Seller, and FirstVal 1, Ltd. and FirstVal Properties 1, Ltd., collectively as Buyer. With respect to each Loan sold under the Agreement, Seller represents and warrants to Buyer, as of the Closing Date for such Loan, that:

     (1) The information pertaining to each Loan set forth in the Loan and Collateral Schedules was true and correct in all material respects as of the related Cut-Off Date.

     (2) To the best of Seller's knowledge, no fraud or material misrepresentation was committed in connection with the origination of such Loan.

     (3) Immediately prior to the sale, transfer and assignment to Buyer, Seller has or will have good and marketable title to the Loan, including the related Note, the related Mortgage (if any), and the related Security Document (if any). Seller has the full right, power and authority to transfer such Loan, including the related Note, related Mortgage (if any), and the related Security Document (if any), and at the time of the transfer, Seller will be the sole owner thereof, subject to no liens, pledges, charges, mortgages, encumbrances, or rights of others.

     (4) If the Loan is secured by a Mortgage, such Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the related Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would result in any such release, cancellation, subordination or rescission.

     (5) If the Loan is secured by one or more Security Documents, none of such Security Documents has been satisfied, cancelled, subordinated, or rescinded, in whole or in part, and the related Collateral has not been released from the lien of the Security Document, in whole or in part, nor has any instrument been executed that would result in any such release, cancellation, subordination, or rescission.

     (6) The terms of the Note, the related Mortgage (if any), and the related Security Document (if any) have not been impaired, waived, altered or modified in any material respect, except by written instruments which have been provided to Buyer as part of the Loan Documents.

     (7) If the Loan is secured by a Mortgage, such Mortgage is a valid, existing and enforceable lien on the related Mortgaged Property, having the priority indicated in the Collateral Schedule.

     (8) If the Loan is secured by one or more Security Documents, such Security Documents create a valid, existing, and enforceable lien on the related Collateral.

     (9) The related Note is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms.

     (10) To the best of the Seller's knowledge, there are no actions, suits or proceedings pending or threatened pertaining to any Loan before any court or governmental department, commission, board, bureau, agency or instrumentality which, if determined adversely, would have a material adverse effect on the value of such Loan.

Each representation or warranty set forth above regarding the enforceability of any document or instrument is subject to the provisions of bankruptcy, insolvency, reorganization, or similar laws affecting the enforceability of creditor's rights generally from time to time in effect, and equitable principles relating to the granting of specific enforcement and other equitable remedies as a matter of judicial discretion.


                                      B-22